Exhibit 10.1
SECOND AMENDMENT AND WAIVER
          SECOND AMENDMENT AND WAIVER, dated as of March 17, 2009 (this “Amendment”), to the Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006 (as amended prior to the date hereof, the “Credit Agreement”), among LEAR CORPORATION, a Delaware corporation (the “U.S. Borrower”), certain Subsidiaries of LEAR CORPORATION, the several lenders from time to time parties thereto (the “Lenders”), the several agents parties thereto and JPMORGAN CHASE BANK, N.A., as general administrative agent (the “General Administrative Agent”).
W I T N E S S E T H:
          WHEREAS, the U.S. Borrower has requested, and the Majority Lenders and the General Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that certain Events of Default will be waived and certain covenants will be amended for a certain period of time as set forth herein;
          NOW, THEREFORE, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
          SECTION 2. Waivers. (a) Until 5:00 p.m. (New York time) on May 15, 2009 (the “Termination Date”), the undersigned Lenders hereby waive any Default or Event of Default under paragraph (c) of Section 15 of the Credit Agreement which resulted from the U.S. Borrower’s permitting the Leverage Ratio at the last day of the four consecutive fiscal quarters of the U.S. Borrower ending with Q4 2008 to exceed the amount specified in subsection 13.1(b) of the Credit Agreement.
          (b) Until the Termination Date, the undersigned Lenders hereby waive any Default or Event of Default under paragraph (e) of Section 15 of the Credit Agreement if such Default or Event of Default arises out of the existence of a “going concern” or like qualification or exception in the auditor’s report accompanying the financial statements delivered pursuant to subsection 12.1(a) of the Credit Agreement for the fiscal year ending December 31, 2008.
          (c) The waivers provided in this Section 2 shall terminate without any further act being required on the Termination Date.
          SECTION 3. Amendments. (a) Until the Termination Date, subsection 13.1 of the Credit Agreement is hereby amended by adding the following new paragraph at the end thereof:
“Notwithstanding the foregoing or any other provision hereof, the U.S. Borrower shall not be subject to (x) the Interest Coverage Ratio covenant for the four consecutive fiscal quarters of the U.S. Borrower ending with Q1 2009 specified in subsection (a) above or (y) the Leverage Ratio covenant at the last day of the four consecutive fiscal quarters of the U.S. Borrower ending with Q1 2009 specified in subsection (b) above.”
          (b) Until the Termination Date, clause (i) of Section 15 of the Credit Agreement is hereby amended by (i) adding an “(x)” at the beginning thereof, (ii) deleting the “,” at the end of clause

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(iv) thereof and substituting in lieu thereof the word “or” and (iii) deleting clause (vi) thereof and substituting in lieu thereof the following:
     “(y) the Board of Directors of the U.S. Borrower shall authorize any of the foregoing;”
          (c) The amendments provided in this Section 3 shall terminate without any further act being required on the Termination Date.
          SECTION 4. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the General Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of the U.S. Borrower, the other Borrowers and the Majority Lenders.
          SECTION 5. Fees. The U.S. Borrower shall pay to the General Administrative Agent, on the Amendment Effective Date if this Amendment becomes effective prior to 2:00 p.m., New York City time, and on the Business Day following the Amendment Effective Date if this Amendment becomes effective after 2:00 p.m., New York City time, (a) for distribution to each Lender which has delivered an executed copy of this Amendment to the General Administrative Agent on or prior to the consent deadline for this Amendment, an amendment fee equal to 0.25% of such Lender’s U.S. Revolving Credit Commitments and outstanding Term Loans, as applicable, and (b) fees payable for the account of the General Administrative Agent in connection with this Amendment pursuant to written agreement between the General Administrative Agent and the U.S. Borrower.
          SECTION 6. Effect on the Loan Documents. (a) Except as specifically amended or waived herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Each Borrower hereby agrees, with respect to each Loan Document to which it is a party, that: (i) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to this Amendment and (ii) all of the Liens and security interests created and arising under such Loan Document shall remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement.
          (b) Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the General Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          (c) Each Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.
          SECTION 7. Expenses. The U.S. Borrower agrees to pay or reimburse the General Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel to the General Administrative Agent.
          SECTION 8. Representations and Warranties. The U.S. Borrower hereby represents and warrants that on the date hereof (a) each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Amendment Effective Date after giving

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effect to this Amendment (except that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects as of such specified date) and (b) after giving effect to this Amendment, no Event of Default shall have occurred and be continuing.
          SECTION 9. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SUBSECTION 17.13 OF THE CREDIT AGREEMENT AS IF SUCH SUBSECTION WERE SET FORTH IN FULL HEREIN.
          SECTION 10. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LEAR CORPORATION
By:	____________________
Name:
Title:

LEAR CANADA
By:	____________________
Name:
Title:

LEAR CORPORATION SWEDEN AB
By:	____________________
Name:
Title:

LEAR FINANCIAL SERVICES (NETHERLANDS) B.V.
By:	____________________
Name:
Title:

LEAR CORPORATION (UK) LIMITED
By:	____________________
Name:
Title:

LEAR CORPORATION MEXICO, S. DE R.L. DE C.V.
By:	____________________
Name:
Title:

JPMORGAN CHASE BANK, N.A., as General Administrative Agent and as a Lender
By:	____________________
Name:
Title:

Signature page to Second Amendment and Waiver dated
as of March 17, 2009 to the Lear Corporation Amended
and Restated Credit and Guarantee Agreement, dated as
of April 25, 2006

________________________
(Name of Lender)

By:	____________________
Name:
Title: